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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) October 29, 2007
                                                        -----------------

                                  Travelstar, Inc.
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             (exact name of registrant as specified in its charter)

                                   California
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                 (State or other jurisdiction of incorporation)

      000-25973                                            68-0406331
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Commission File Number                        IRS Employer Identification Number

               95 Argonaut St. First Floor, Aliso Viejo, CA 92656
          -------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (949) 837-8101
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02     DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS;
              ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
              OFFICERS

Effective as of October 29, 2007, Travelstar, Inc., a Nevada corporation (the "Company") appointed Lawrence Fishkin as its new President.

From 1998 until present, Mr. Fishkin has been the President of Leisure Link International d/b/a www.eleisurelink.com Plantation, FL, an established online travel retailer offering variety of travel products promoted online through search engine optimization and internet advertising and also through PR effort resulting in both online, print, and broadcast coverage. Mr. Fishkin is a graduate of Hebrew University, Israel (B.A. Liberal Arts and Philosophy/Literature).

Mr. Fishkin brings a wealth of knowledge and experience to Travelstar and the Company will look to him to guide it to the next level of its development. The Company believes that its network of agents will benefit greatly from Mr. Fishkin's passion for selling travel and his commitment to training and education. Mr. Fishkin will oversee all day to day operations of the Joystar Travel Network as well as the Company's consumer brands including VacationCompare.com and Travelstar.com. He will also oversee the continuing development of Starlight Vacations, Travelstar's wholesale division and Specialty Themed Cruises division.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS.


None.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 7, 2007                    Travelstar, Inc.

                                           By: /s/ William M. Alverson
                                               ------------------------------
                                               William M. Alverson
                                               President


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